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                              VERTEXSM ALL CAP FUND

                      Supplement to the Current Prospectus

         The Board of Trustees responsible for overseeing the Vertex All Cap Fund (the "Fund") is expected to consider a proposal to terminate and liquidate the Fund, effective March 30, 2001, or as soon thereafter as is practicable (the "Termination Date"). If the proposal is approved by the Board, sales of shares of the Fund will be suspended and any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination Date for shares of MFS Money Market Fund.

                 The Date of this Supplement is March 13, 2001.